THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                   Lincoln National Variable Annuity Account C

                                   eAnnuityTM

      Supplement dated January 15, 2003 to the Prospectus dated May 1, 2002


     Please keep this Supplement with your current eAnnuityTM Prospectus and retain it for reference.

     Effective January 21, 2003, transfers between subaccounts can occur no more than once every thirty (30) days. If a transfer request is received within thirty (30) days of a prior transfer, you will be notified via email that this transfer request is denied. You will be free to resubmit the transfer request after thirty (30) days have elapsed since your last transfer.